IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY FOR CATALYST BUYBACK STRATEGY FUND

Catalyst Buyback Strategy Fund

(the “Fund”)

Class A: BUYAX Class C: BUYCX Class I: BUYIX

October 18, 2019

The information in this supplement amends certain information contained in the effective Prospectus dated November 1, 2018, and as supplemented January 31, 2019; and the Summary Prospectus for the Fund, dated November 1, 2018; and the Statement of Additional Information dated November 1, 2018, and as supplemented September 26, 2019.

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Effective December 17, 2019, the Fund’s investment policy to invest “at least 80% of the Fund’s net assets plus any borrowings for investment purposes in equity securities” will no longer be in effect.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2018, the Prospectus Supplement dated January 31, 2019, and Statement of Additional Information Supplement dated September 26, 2019, each of which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17645 Wright Street Suite 200, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.